Exhibit 10.30

Fourth Amendment to

Term Sheet and Consulting Agreement

This Fourth Amendment to Term Sheet and Consulting Agreement (this “Amendment”), made this 31st day of August, 2022 (the “Effective Date”), is entered into by Perfect Moment Asia Ltd., a Hong Kong company (“Perfect Moment Asia”), Perfect Moment Ltd., a Delaware corporation (“Perfect Moment DE”), and Montrose Capital Partners Limited, a corporation formed under the laws of the United Kingdom with its principal place of business at 21 Knightsbridge, 2nd Floor, London SW1X7LY, UK (the “Consultant”).

WHEREAS, Perfect Moment Asia and the Consultant entered into (a) that certain Term Sheet, dated November 24, 2020, executed as of November 25, 2020, as amended by that certain amendment, dated December 3, 2020 (the “Term Sheet”), (b) that certain Consulting Agreement, dated December 31, 2020 (the “Consulting Agreement”), (c) that certain Amendment to Term Sheet and Consulting Agreement, dated March 10, 2021 (the “First Amendment”), (d) that certain Second Amendment to Term Sheet and Consulting Agreement, dated January 28, 2022 (the “Second Amendment”) and (e) that certain Third Amendment to Consulting Agreement, dated March 21, 2022 (the “Third Amendment”) (“Term Sheet” and “Consulting Agreement” as used herein refer to the Term Sheet and the Consulting Agreement each as amended (as the case may be) by the First Amendment, the Second Amendment and the Third Amendment; other capitalized terms used herein, and not otherwise defined, shall have the respective meanings ascribed to them in the Term Sheet or the Consulting Agreement, as the case may be);

WHEREAS, the Share Exchange referred to in the Consulting Agreement closed on March 15, 2021, whereby the shareholders of Perfect Moment Asia exchanged all of their shares of Perfect Moment Asia for shares of Perfect Moment DE, by virtue of which Perfect Moment Asia became a wholly owned subsidiary of Perfect Moment DE; and the Bridge Financing referred to in the Consulting Agreement also closed on March 15, 2021; and

WHEREAS, the parties desire to further amend the Consulting Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1. Amendments to Consulting Agreement. Effective as of the Effective Date:

1.1 Clause (b) of Section 2 of the Consulting Agreement is hereby amended to replace “the date that is the earlier of (a) August 31, 2022, or (b) six (6) months after the submission by Perfect Moment Ltd. with the Commission of the IPO S-1 (the “Extension Date”)” with “March 31, 2024 (the “Extension Date”).”

1.2 Clause (a)(i)(A) of Section 13.2 of the Consulting Agreement is hereby amended to replace “August 31, 2022” with “March 31, 2024.”

1.3 Clause (b)(i)(A) of Section 13.2 of the Consulting Agreement is hereby amended to replace “August 31, 2022” with “March 31, 2024.”

The Consulting Agreement as heretofore and hereby amended, is hereby in all respects ratified and confirmed.

2. Amendments to Term Sheet. Effective as of the Effective Date:

2.1 The third paragraph of Section 1 of the Term Sheet is hereby amended to replace “May 31, 2022” with “March 31, 2024.”

2.2 The first paragraph of Section 15 of the Term Sheet is hereby amended to replace “the date that is the earlier of (a) August 31, 2022, or (b) six (6) months after the submission by Perfect Moment Ltd. with the SEC of the IPO S-1 (as defined in the Consulting Agreement dated December 31, 2020, as amended, among Perfect Moment, Perfect Moment Ltd and Montrose.)” with “March 31, 2024.”

The Term Sheet, as heretofore and hereby amended, is hereby in all respects ratified and confirmed.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction.

4. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by an e-mail, which contains a copy of an executed signature page such as a portable document format (.pdf) file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such e-mail of an executed signature page such as a .pdf signature page were an original thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

PERFECT MOMENT LTD.

By:	/s/ Mark Buckley
	Name:	Mark Buckley
	Title:	CEO

PERFECT MOMENT ASIA LTD.

By:	/s/ Max Gottschalk
	Name:	Max Gottschalk
	Title:	Chairman

MONTROSE CAPITAL PARTNERS LIMITED

By:	/s/ Mark Tompkins
	Name:	Mark Tompkins
	Title:	CEO

[Signature Page to 4th Amendment to Montrose Term Sheet and Consulting Agreement]